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                                                                    EXHIBIT 99.1

                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350K CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of RemedyTemp, Inc., a California corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2002 as filed with the Securities and Exchange Commission (the "10-Q Report") that:

     (1) the 10-Q Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 14, 2002                           /s/  GREG PALMER
---------------                           ----------------
                                          Greg Palmer

                                          President and Chief Executive Officer
                                          RemedyTemp, Inc.

August 14, 2002                           /s/  ALAN M. PURDY
---------------                           ------------------
                                          Senior Vice President and Chief
                                          Financial Officer
                                          RemedyTemp, Inc.